UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT
                               ----------------

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported):  April 19, 2010

                             TRANS-LUX CORPORATION
                             ---------------------
            (Exact name of registrant as specified in its charter)

        Delaware                       1-2257                        13-1394750
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(State or other jurisdiction        (Commission                (I.R.S. Employer
 of incorporation)                  File Number)             Identification No.)


                      26 Pearl Street, Norwalk, CT  06850-1647
             ----------------------------------------------------
             (Address of principal executive offices)  (Zip Code)

      Registrant's telephone number, including area code:  (203) 853-4321



        --------------------------------------------------------------
        (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 4.01       Change in Registrant's Certifying Accountant

        (a) UHY LLP ("UHY"), our independent registered public accounting firm, informed us on April 19, 2010 that effective April 16, 2010, its New England practice was acquired by Marcum LLP. UHY also informed us that, as a result of this transaction, it declines reappointment as our independent registered public accounting firm for the fiscal year ending December 31, 2010.

                The audit report of UHY on our financial statements for the years ended December 31, 2009 and 2008 did not contain an adverse opinion, or a disclaimer of opinion, or qualification or modification as to any uncertainty, audit scope, or accounting principles, except for a modification for a going concern uncertainty.

                During the fiscal years ended December 31, 2009 and 2008 and subsequently to April 16, 2010, there were no disagreements with UHY on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure that, if not resolved to UHY's satisfaction, would have caused UHY to make reference to the subject matter of the disagreement in connection with its audit reports nor were there any "reportable events" (as that term is described in Item 304(a)(1)(v) of Regulation S-K).

                UHY has issued a letter dated April 20, 2010 addressed to the Securities and Exchange Commission stating that UHY agrees with the above statements. That letter is included as Exhibit 16.1 to this report.


Item 9.01       Financial Statements and Exhibits

        (d)     Exhibits.

                16.1 Letter from UHY LLP dated April 20, 2010 to the Securities and Exchange Commission.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized:



                                            TRANS-LUX CORPORATION




                                            by:   /s/ Angela D. Toppi
                                               ----------------------------
                                               Angela D. Toppi
                                               Executive Vice President
                                               and Chief Financial Officer



                                            by:   /s/ Todd Dupee
                                               -----------------------------
                                               Todd Dupee
                                               Vice President and Controller



Dated:  April 20, 2010